EXHIBIT-99.02

                             SUBSCRIPTION AGREEMENT

                                       FOR

                              SW ACQUISITION, L.P.


                                ----------------

         THE LIMITED PARTNERSHIP INTERESTS REFERRED TO HEREIN HAVE NOT BEEN REGISTERED, QUALIFIED, APPROVED OR DISAPPROVED UNDER ANY FEDERAL OR STATE SECURITIES LAWS, NOR HAS THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY PASSED ON OR ENDORSED THE MERITS OF THE OFFERING OF SUCH INTERESTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE LIMITED PARTNERSHIP INTERESTS REFERRED TO HEREIN ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE AGREEMENT OF LIMITED PARTNERSHIP OF SW ACQUISITION, L.P. DATED AS OF MAY 24, 1999 AND THE LIMITED PARTNERSHIP INTERESTS MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS THEY ARE REGISTERED UNDER FEDERAL SECURITIES LAWS AND, WHERE REQUIRED, UNDER THE LAWS OF OTHER JURISDICTIONS, UNLESS SUCH PROPOSED SALE, TRANSFER OR DISPOSITION IS EXEMPT FROM SUCH REGISTRATION. EXCEPT AS SET FORTH IN THE AGREEMENT OF LIMITED PARTNERSHIP, THERE IS NO OBLIGATION OF THE ISSUER TO REGISTER THE LIMITED PARTNERSHIP INTERESTS. ACCORDINGLY, A PURCHASER OF A LIMITED PARTNERSHIP INTEREST MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                                ----------------

SW Acquisition, L.P.
2 Robbins Lane
Suite 201
Jericho, NY  11753


Ladies and Gentlemen:

                  The undersigned is executing this Agreement in connection with its subscription for a limited partnership interest (an "Interest") in SW Acquisition GP, L.P. (the "Partnership"), a Texas limited partnership in which SW I Acquisition, L.P., a Texas limited partnership, is the general partner (the "General Partner"). The undersigned understands that the Partnership and the General Partner are relying upon the accuracy and completeness of the information contained herein in complying with their obligations under federal and state securities and other applicable laws. Capitalized terms used but not defined herein have the same meanings as in the Agreement of Limited Partnership of the Partnership, dated as of May 24, 1999 (the "Partnership Agreement"), a copy of which is attached as Exhibit A hereto.

                  The undersigned hereby irrevocably agrees with, and represents and warrants to and for the benefit of, the Partnership, the General Partner and the limited partners in the Partnership (the "Limited Partners") as follows:

         1.       Subscription.

                  (a) Subject to the terms and conditions of this Agreement, the undersigned hereby irrevocably subscribes for Interests in the Partnership and agrees to make an aggregate Capital Contribution (the "Aggregate Capital Contribution") to the Partnership in respect thereof in the amount set forth on the signature page hereof and agrees (i) to become a Limited Partner and (ii) to pay such Aggregate Capital Contributions to the Partnership in accordance with the terms of the Partnership Agreement and this Agreement. Upon the execution of this Agreement and the Partnership Agreement, the undersigned is paying to the Partnership an amount equal to .0001% of the Aggregate Capital Contribution. At the closing of the merger under the merger agreement (the "Closing"), the undersigned shall make an additional Capital Contribution to the Partnership of an amount equal to 99.999% of the Aggregate Capital Contribution, less any Capital Contributions made pursuant to paragraph (b) below.

                  (b) To the extent that, from time to time prior to the Closing, the General Partner notifies the undersigned, together with all other Partners, that the Partnership has incurred actual reasonable out-of-pocket expenses (the "Expenses"), in connection with (i) obtaining the insurance required by Section 8.8(c) of the Partnership Agreement, (ii) leasing office space for the General Partner, and reasonable overhead expenses in connection therewith, and (iii) payments to unrelated third parties in connection with satisfying the conditions under the financing agreements entered into in connection with the Merger Agreement, the undersigned will make an additional Capital Contribution (an "Expense Capital Contribution") to the Partnership, within five days of such notice, in an amount equal to its pro rata portion (based on the relative actual Capital Contributions of all Partners) of the Expenses, and any such Expense Capital Contribution shall be treated as an advance payment of a portion of the Aggregate Capital Contribution required to be paid at the Closing pursuant to paragraph (a); provided that the aggregate Capital Contributions required to be made by all Partners for such Expenses shall in no event exceed $600,000; provided further that in no event shall any such Expense Capital Contribution increase the Aggregate Capital Contribution which the undersigned has agreed to make under this Agreement.

                  (c) The undersigned herewith tenders two signed copies of this Agreement and an executed signature page of the Partnership Agreement.

         2. General Partner Acceptance. Upon acceptance of this Agreement by the General Partner, this Agreement shall become a binding agreement between the Partnership and the undersigned and the General Partner shall deliver one original fully executed copy of this Agreement and a fully executed copy of the Partnership Agreement to the undersigned.

         3. Other Subscription Agreements. The Partnership has heretofore entered into, and expects to enter into, separate but substantially identical subscription agreements (the "Other Subscription Agreements" and, together with this Agreement, the "Subscription Agreements") with other purchasers (the "Other Purchasers"), providing for the subscription by the Other Purchasers of Interests for an aggregate Capital Contribution to the Partnership of $100,000,000 (including the Capital Contributions subscribed for hereunder). This Agreement and the Other Subscription Agreements are separate and several agreements, and the sales of Interests to the undersigned and to the Other Purchasers are to be separate and several sales.

         4. Representations and Warranties of the General Partner and the Partnership. The General Partner and the Partnership hereby represent and warrant to the undersigned that the following statements are true and correct as of the date hereof (unless another date is specified) with respect to the General Partner and the Partnership, as applicable:

                  (a) Organization and Qualification. Each of the Partnership and the General Partner is duly formed, validly existing and in good standing under the laws of the State of Texas and has full power and authority to conduct its business as and to the extent now conducted and to own, use and lease its assets and properties, except for such failures to be so formed, existing and in good standing or to have such power and authority which, individually or in the aggregate, are not having and could not be reasonably expected to have a material adverse effect (as defined in the Merger Agreement) on the General Partner or on the Partnership and its subsidiaries taken as a whole. Each of the Partnership and the General Partner was formed solely for the purpose of engaging in the transactions contemplated by the Partnership Agreement and Merger Agreement, has engaged in no other business activities and has conducted its operations only as contemplated thereby.

                  (b) Authority. Each of the Partnership and the General Partner
         (in its capacity as such) has the requisite partnership, power and authority to execute this Agreement, the Partnership Agreement and the Merger Agreement, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. Except as set forth in the Merger Agreement, the execution, delivery and performance of this Agreement, the Partnership Agreement and the Merger Agreement by each of the Partnership and the General Partner (in its capacity as such) and the consummation by each of the Partnership and the General Partner of the transactions contemplated hereby and thereby have been duly and validly approved by all necessary partnership action and by the General Partner (in its capacity as such), and no other proceedings on the part of the Partnership or the General Partner are necessary to authorize the execution, delivery and performance of this Agreement, the Partnership Agreement or the Merger Agreement by the Partnership and the General Partner and the consummation by the Partnership and the General Partner of the transactions contemplated hereby and thereby. Each of this Agreement, the Partnership Agreement and the Merger Agreement has been duly and validly executed and delivered by each of the Partnership and the General Partner (in its capacity as such), as applicable, and, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of each of the Partnership and the General Partner enforceable against each of the Partnership and the General Partner in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (c)   Non-Contravention;   Approvals  and  Consents.  (i)  The
         execution and delivery of this Agreement, the Partnership Agreement and the Merger Agreement by each of the Partnership and the General Partner (in its capacity as such) do not, and the performance by each of the Partnership and the General Partner (in its capacity as such) of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby will not, conflict with, result in a violation or breach of, constitute (with or without notice or lapse of time or both) default under, result in or give to any person any right of payment or reimbursement, termination, cancellation, modification or acceleration of, or result in the creation or imposition of any Lien (as defined in the Merger Agreement) upon any of the assets or properties of the General Partner or of the Partnership or any of the Partnership's subsidiaries under, any of the terms, conditions or provisions of (1) the certificate of formation of the Partnership or the General Partner or the certificates or articles of incorporation or bylaws (or other comparable charter documents) of any of the Partnership's subsidiaries, or (2) subject to the taking of the actions described in paragraph (ii) of this Section, (x) any laws existing on the date hereof or orders of any Governmental or Regulatory Authority (as defined in the Merger Agreement) applicable to the Partnership or any of the Partnership's subsidiaries or any of their respective assets or properties, or (y) any Contracts to which the General Partner or the Partnership or any of the Partnership's subsidiaries is a party or by which the General Partner or the Partnership or any of Partnership's subsidiaries or any of their respective assets or properties is bound, excluding from the foregoing clauses (x) and (y) conflicts, violations, breaches, defaults, terminations, modifications, accelerations and creations and impositions of Liens which, individually or in the aggregate, could not be reasonably expected to have a material adverse effect on the ability of the Partnership and the General Partner to consummate the transactions contemplated by this Agreement or the Merger Agreement.

                  (ii) Except for the approvals required in connection with the Merger as described in the Merger Agreement, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority or other public or private third party is necessary or required under any of the terms, conditions or provisions of any law or order of any Governmental or Regulatory Authority or any Contract to which the General Partner or the Partnership or any of the Partnership subsidiaries is a party or by which the General Partner or the Partnership or any of the Partnership's subsidiaries or any of their respective assets or properties is bound for the execution and delivery of this Agreement or the Merger Agreement by each of the General Partner and the Partnership, the performance by each of the General Partner and the Partnership of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby and thereby, other than such consents, approvals, actions, filings and notices which the failure to make or obtain, as the case may be, individually or in the aggregate, could not be reasonably expected to have a material adverse effect on the ability of the General Partner and the Partnership to consummate the transactions contemplated by this Agreement, the Partnership Agreement or the Merger Agreement.

                  (d)  Legal   Proceedings.   There  are  no   actions,   suits,
         arbitrations or proceedings pending or, to the knowledge of the General Partner or the Partnership, threatened against, relating to or affecting, nor to the knowledge of the General Partner or the Partnership are there any Governmental or Regulatory Authority (as defined in the Merger Agreement) investigations or audits pending or threatened against, relating to or affecting, the Partnership or any of its subsidiaries or any of their respective assets and properties which, individually or in the aggregate, could be reasonably expected to have a material adverse effect on the ability of the Partnership to consummate the transactions contemplated by this Agreement, the Partnership Agreement or the Merger Agreement, and neither the Partnership nor any of its subsidiaries is subject to any order of any Governmental or Regulatory Authority which, individually or in the aggregate, could be reasonably expected to have a material adverse effect on the ability of the Partnership to consummate the transactions contemplated by this Agreement, the Partnership Agreement or the Merger Agreement.

                  (e) Offer of Interests. None of the General Partner, the Partnership or any agent acting on behalf of the General Partner or the Partnership has, directly or indirectly, offered the Interests or solicited an offer to acquire the Interests from any person so as to require registration of the issuance and sale of the Interests sold to the undersigned or the Other Purchasers under the provisions of Section 5 of the Securities Act of 1933, as amended (the "Act"). Assuming the representations and warranties of the undersigned contained herein are true and correct, the sale of the Interests under this Agreement is exempt from the registration and prospectus delivery requirements of the Act. No form of general solicitation or general advertising was used by the Partnership or its representatives in connection with the offer or sale of the Interests hereunder.

                  (f) Capitalization. On the date hereof, after giving effect to the Initial Capital Contributions of all subscribers, the aggregate capital of the Partnership is $1,000. After giving effect to the Other Subscription Agreements and the transactions contemplated hereby, the aggregate Capital Contributions to the Partnership will, upon consummation of the transactions contemplated by the Merger Agreement, be not less than $100,000,000. All of the Interests subscribed for hereby will be validly issued, fully paid and nonassessable and, when delivered by the Partnership on the Closing Date, shall be free and clear of all liens, claims, options, charges or other security interests or encumbrances.

                  (g) Holding Company Regulation. The Partnership is not, and as a result of the consummation of the transactions contemplated by this Agreement and the Merger Agreement, is not reasonably expected to be, and, upon consummation of the Merger, the Surviving Corporation (as defined in the Merger Agreement) is not reasonably expected to be subject to regulation (i) as a registered public utility holding company under Public Utility Holding Company Act of 1935, as amended ("PUHCA"), (ii) as a public utility holding company under (x) the New Mexico Public Utility Act (other than under Section 62-6-12 thereof), or (y) the Texas Public Utility Act or (iii) as a public utility under the Federal Power Act (the "FPA").

         5.       Representations  and  Warranties  of   the  Undersigned.   The
undersigned hereby represents and warrants to the General Partner and the Partnership as follows:

                  (a) Organization and Qualification. The undersigned is duly organized or formed, validly existing and in good standing under the laws of the state of its organization or formation, except for such failures to be so formed, existing and in good standing which, individually or in the aggregate, are not having and could not be reasonably expected to have a material adverse effect on the undersigned and its subsidiaries taken as a whole.

                  (b) Authority. The undersigned has the requisite power and authority to enter into this Agreement and the Partnership Agreement, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Partnership Agreement by the undersigned and the consummation by the undersigned of the transactions contemplated hereby and thereby have been duly and validly approved by all necessary action, and no other proceedings on the part of the undersigned are necessary to authorize the execution, delivery and performance of this Agreement by the undersigned and the consummation by the undersigned of the transactions contemplated hereby and thereby. Each of this Agreement and the Partnership Agreement has been duly and validly executed and delivered by the undersigned and, assuming the due authorization, execution and delivery of this Agreement and the Partnership Agreement by the Partnership and the General Partner in its capacity as such, constitutes a legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (c)      Non-Contravention; Approvals and Consents.

                           (i) The execution and delivery of this  Agreement and
                  the Partnership Agreement by the undersigned do not, and the performance by the undersigned of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby will not, conflict with, result in a violation or breach of, constitute (with or without notice or lapse of time or both) default under, result in or give to any person any right of payment or reimbursement, termination, cancellation, modification or acceleration of, or result in the creation or imposition of any Lien upon any of the assets or properties of the undersigned or any of the undersigned's subsidiaries under, any of the terms, conditions or provisions of (1) the certificates or articles of incorporation or bylaws (or other comparable charter documents) of the undersigned or any of its subsidiaries, or (2) subject to the taking of the actions described in paragraph (ii) of this Section, (x) any laws existing on the date hereof or orders of any Governmental or Regulatory Authority applicable to the undersigned or any of its subsidiaries or any of their respective assets or properties, or (y) any Contracts to which the undersigned or any of its subsidiaries is a party or by which the undersigned or any of its subsidiaries or any of their respective assets or properties is bound, excluding from the foregoing clauses
                  (x) and (y) conflicts, violations, breaches, defaults, terminations, modifications, accelerations and creations and impositions of Liens which, individually or in the aggregate, could not be reasonably expected to have a material adverse effect on the ability of the undersigned to consummate the transactions contemplated by this Agreement.

                           (ii) Except as disclosed on Schedule 5(c) hereto,  no
                  consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority or other public or private third party is necessary or required under any of the terms, conditions or provisions of any law or order of any Governmental or Regulatory Authority or any Contract to which the undersigned or any of its subsidiaries is a party or by which the undersigned or any of its subsidiaries or any of their respective assets or properties is bound for the execution and delivery of this Agreement or the Partnership Agreement by the undersigned, the performance by the undersigned of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, other than such consents, approvals, actions, filings and notices which the failure to make or obtain, as the case may be, individually or in the aggregate, could not be reasonably expected to have a material adverse effect on the ability of the undersigned to consummate the transactions contemplated by this Agreement or the Partnership Agreement.

                  (d) Residence. The principal place of business address set forth on the signature page hereof is the undersigned's true and correct principal place of business and is the only jurisdiction in which an offer to sell the Interests was made to the undersigned and the undersigned has no present intention of moving its principal place of business to any other state or jurisdiction;

                  (e) No Registration. The undersigned understands that the Interests have not been registered under the Act, or under the laws of any other jurisdiction, and that except as otherwise contemplated pursuant to the Partnership Agreement, the Partnership does not contemplate and is under no obligation to so register the Interests. The undersigned understands and agrees that the Interests must be held indefinitely unless they are subsequently transferred (i) pursuant to an effective registration statement under the Act and, where required, under the laws of other jurisdictions or (ii) pursuant to an exemption from applicable registration requirements. Even if such exemption is available, the undersigned agrees that the assignment and transferability of the Interests will be governed by the Partnership Agreement. The Partnership Agreement imposes substantial restrictions on assignment or transfer of Interests. The undersigned recognizes that there is no established trading market for the Interests and that it is unlikely that any public market for the Interests will develop for at least five years. The undersigned will not offer, sell, transfer or assign its Interest or any interest therein in contravention of this Agreement, the Partnership Agreement, the Act or any state or federal law;

                  (f) Purchase for Investment. The Interests for which the undersigned hereby subscribes are being acquired solely for the undersigned's own account for investment and are not being purchased with a view to or for resale, distribution or other disposition, and the undersigned has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution or other disposition, except, in the case that the undersigned is a Distributing Partner (as defined in Section 7(c)), as contemplated by
         Section 7(c) and permitted under the Partnership Agreement;

                  (g) Knowledge. The undersigned has been furnished and has carefully read the Partnership Agreement. The undersigned understands, acknowledges and agrees that:

                           (i) the Partnership has recently been organized and therefore has no financial or operating history;

                           (ii) the undersigned is not entitled to cancel, terminate or revoke this Agreement or any of the powers conferred herein;

                           (iii) various conflicts of interest may arise out of transactions between the Partnership, the Limited Partners and the General Partner and their respective Affiliates;

                           (iv) the Interests are speculative investments which involve a high degree of risk; and

                           (v)      the General Partner and its Affiliates  will
                  receive  substantial  compensation  in  connection   with  the
                  management of and investment in the Partnership;

                  (h) Information. The undersigned has been granted the opportunity to ask questions of, and receive answers from, the General Partner and the sponsors of the Partnership concerning the terms and conditions of the sale of the Interests, the Merger Agreement and the transactions contemplated thereby, and to obtain any additional information which the undersigned deems necessary to make an informed investment decision. The undersigned has received or has had access to other documents requested from the Partnership relating to the Interests and the purchase thereof, and the Partnership has afforded the undersigned the opportunity to discuss the undersigned's investment in the Partnership and to ask and receive answers to any questions relating to the investment in the Interests, the Merger Agreement and the transactions contemplated thereby. The undersigned understands and has evaluated the risks of a purchase of the Interests;

                  (i)      Accredited  Investor.   The  undersigned   has   read
         the text of Rule 501(a)(1) - (8) of Regulation D under the Act and confirms that it is an "accredited investor" as described thereby;

                  (j)      Plan Assets.

                           (i) By checking below,  the undersigned has indicated
                  whether or not it is, or is acting on behalf of, a "benefit plan investor", as defined in 29 C.F.R. ss. 2510.3-101. The undersigned acknowledges that (A) a benefit plan investor includes (x) an "employee benefit plan" within the meaning of
                  Section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not such plan is subject to ERISA, or (y) a plan or arrangement subject to
                  Section 4975 of the Code or (iii) an entity which is deemed to hold the assets of any such employee benefit plan, plan or arrangement described in (x) or (y) above pursuant to 29 C.F.R. ss. 2510.3-101 or otherwise, (B) a plan which is maintained by a foreign corporation, governmental entity or church, a Keogh plan covering no common-law employees and an individual retirement account would each be a benefit plan investor for this purpose, even though they are generally not subject to ERISA and (C) a foreign or U.S. entity which is not an operating company and which is not publicly traded or registered as an investment company under the Investment Company Act of 1940, as amended, and in which 25% or more of the value of any class of equity interests is held by benefit plan investors, would be deemed to hold the assets of one or more employee benefit plans pursuant to 29 C.F.R. 2510.3-101. The undersigned further understands that for purposes of determining whether this 25% threshold has been met or exceeded, the value of any equity interests held by a person (other than a benefit plan investor) who has discretionary authority or control with respect to the assets of the entity, or any person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a person, is disregarded:

                           ___   Yes             ___   No


                           (ii) By checking below, the undersigned has indicated
                  whether it is, or is acting on behalf of, such an employee benefit plan, plan or arrangement described in the preceding question, or is an entity deemed to hold the assets of any such employee benefit plan, plan or arrangement that is subject to ERISA and/or Section 4975 of the Code"

                           ___   Yes             ___   No


                           (iii)  By  checking   below,   the   undersigned  has
                  indicated whether it is an insurance company using assets of its general account?

                           ___      Yes     ___      No

                  If the answer to the above question is yes, please indicate the percentage of the general account that is attributable to benefit plan investors subject to ERISA and/or Section 4975 of the Code: _______%;

                  (k) Holding Company. The undersigned is not a "public utility company", a "holding company", a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company", as such terms are defined in the PUHCA or a "public utility" as such term is defined in the FPA; and

                  (l) Ownership of Company Common Stock. As of the date hereof, except as set forth in Schedule 5(l) attached hereto, the undersigned does not, either individually or as part of a group for purposes of Rule 13-d under the Securities Exchange Act of 1934, as amended, beneficially own any shares of Company Common Stock (as defined in the Merger Agreement).

         6. Conditions to Closing. (a) The undersigned's obligation to purchaseand deliver the Capital Contribution for the Interest to be sold by the Partnership at the Closing is subject to the fulfillment on or prior to the Closing of the following conditions:

                  (i) Representations and Warranties. Each representation and warranty made by the Partnership in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty was made on the Closing Date, and any representation or warranty made as of a specified date earlier than the Closing Date shall have been true and correct in all material respects on and as of such earlier date, and the Partnership shall have delivered to the undersigned a certificate, dated the Closing Date and executed in the name and on behalf of the Partnership by its General Partner, to such effect.

                  (ii) Performance. The Partnership shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by the Partnership at or before the Closing Date, and the Partnership shall have delivered to the undersigned a certificate, dated the Closing Date and executed in the name and on behalf of the Partnership by its General Partner, to such effect.

                  (iii) Merger Agreement. As of the Closing all conditions to the consummation of the transactions contemplated by the Merger Agreement shall have been satisfied or waived and the closing of the transactions contemplated by the Merger Agreement shall occur simultaneously with the payment of the Capital Contribution hereunder.

                  (iv) No Orders. As of the Closing Date, there shall not be outstanding any rule or order of any court, administrative agency or governmental body which in any way restrains or prevents the carrying out of the transactions contemplated by this Agreement.

                  (v) Regulatory Consents and Approvals. All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority or any other public or private third parties necessary to permit the undersigned and the Partnership to perform their obligations under this Agreement and to consummate the transactions contemplated hereby shall have been duly obtained, made or given and shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transaction contemplated by this Agreement, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and the rules and regulations promulgated thereunder (the "HSR Act"), shall have occurred.

                  (vi) Holding Company Acts and FPA. As a result of consummation of the transactions contemplated by this Agreement and the Merger Agreement, neither the undersigned nor the Partnership would reasonably be expected to be subject to regulation (x) as a registered public utility holding company under PUHCA, (y) as a public utility holding company under the New Mexico Public Utility Act (other than, in the case of the Partnership, under Section 62-6-12 thereof) or the Texas Public Utility Act or (z) as a public utility under the FPA.

         (b) In  connection  with any purchase of Interests as  contemplated  by
Section 7(c), the Partnership and the General Partner's obligation to accept the undersigned's Capital Contribution and admit the undersigned as a Limited Partner in the Partnership at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

                  (i) Representations and Warranties. Each representation and warranty made by the undersigned in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty was made on the Closing Date, and any representation or warranty made as of a specified date earlier than the Closing Date shall have been true and correct in all material respects on and as of such earlier date, and the undersigned shall have delivered to the Partnership a certificate, dated the Closing Date and executed in the name and on behalf of the undersigned, to such effect; and

                  (ii) Performance. The undersigned shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by the undersigned at or before the Closing Date, and the undersigned shall have delivered to the Partnership a certificate, dated the Closing Date and executed in the name and on behalf of the undersigned, to such effect.

         7. Covenants. Each of the General Partner and the undersigned covenants and agrees with the other that, at all times from and after the date hereof until the Closing Date, it will comply with all covenants and provisions of this
Section 7, except to the extent the other party may otherwise consent in writing.

                  (a) Covenant to Update Information. The undersigned covenants to advise the General Partner by telephone and in writing if any representation and warranty contained in Section 5 or 6 hereof becomes untrue prior to the Closing Date.

                  (b)      Regulatory and Other Approvals.

                           (i) Subject to the terms and conditions of this Agreement, each of the General Partner, the Partnership and the undersigned will proceed diligently and in good faith to, as promptly as practicable (x) obtain all consents, approvals or actions of, make all filings with and give all notices to governmental or regulatory authorities or any public or private third parties required of the General Partner, the Partnership and the undersigned to consummate the transactions contemplated hereby and by the Merger Agreement, and (y) provide such other information and communications to such governmental or regulatory authorities or other public or private third parties as the other party or such governmental or regulatory authorities or other public or private third parties may reasonably request in connection therewith. In addition to and not in limitation of the foregoing, each of the parties will (1) take promptly all actions necessary to make the filings required of General Partner and the undersigned under the HSR Act, (2) comply at the earliest practicable date with any request for additional information received by such party or its affiliates from the Federal Trade Commission (the "FTC") or the Antitrust Division of the Department of Justice (the "Antitrust Division"), pursuant to the HSR Act, and (3) cooperate with the other party in connection with such party's filings under the HSR Act and in connection with resolving any investigation or other inquiry concerning the transactions contemplated by this Agreement commenced by either the FTC or the Antitrust Division or state attorneys general.

                           (ii) Each of the General  Partner and the Partnership
                  further agrees that, promptly following any good faith request by either Continental Casualty Company or Caravelle Investment Fund, L.L.C. (x) it will cause to be filed with the Securities and Exchange Commission (the "SEC"), on behalf of the Partnership, a request for a "no-action letter" substantially in the form of the draft thereof provided to the undersigned prior to the date of this Agreement, with such changes therein as may reasonably be advisable to obtain from the SEC such "no-action letter", and (y) thereafter use its reasonable best efforts to obtain such "no-action" letter.

                  (c)      Sale of Interests.

                           (i) The  Partnership,  the  General  Partner  and the
                  undersigned acknowledge and agree that, notwithstanding the transfer restrictions contained in the Partnership Agreement, certain Partners will be permitted to transfer all or any portion of their respective Interests and rights hereunder in accordance with Section 9.14 of the Partnership Agreement (the "Distributing Partners"). The undersigned hereby agrees that, to the extent it is a Distributing Partner, any such transfer by it may only be made to a limited number of institutions, each of which is reasonably believed by the Distributing Partners to be an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Act or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Act (each, an "Institutional Accredited Investor"), and that each such Institutional Accredited Investor shall, to the extent such transfer is completed prior to the Closing Date, execute and deliver to the Partnership, prior to the consummation of any transfer of rights to subscribe for Interests to such Institutional Accredited Investor, a Subscription Agreement
                  substantially in the form hereof. In no event will any such transfer relieve the undersigned from its obligations under this Subscription Agreement. The undersigned acknowledges and agrees that, pursuant to the engagement letter dated the date hereof between the Partnership, on behalf of the Distributing Partners, and CIBC World Markets Corp. (the "Engagement
                  Letter"),  any  offering  and sale of  Interests  or rights to subscribe  for  Interests  shall  be made by the  Distributing
                  Partners in accordance with this paragraph (c) and in accordance with the terms of the Engagement Letter. The undersigned will, to the extent it is a Distributing Partner, cooperate with the Underwriters (as defined in the Engagement Letter) in accordance with Section 4 of the Engagement Letter. The Partnership hereby agrees not to agree to any material amendment to the Engagement Letter without the prior written consent of the undersigned. Neither the undersigned nor any of its affiliates has entered into, or will without the prior written consent of the Partnership enter into, any contractual arrangement with respect to a distribution of the Interests contrary to the provisions of this Agreement or the Partnership Agreement;

                           (ii) The General  Partner shall take all such actions
                  as  shall  be  necessary  to  admit  to the  Partnership  each purchaser of an Interest hereunder; provided, however, that notwithstanding anything herein to the contrary, none of the Distributing Partners shall cause to be completed, and the General Partner and the Partnership may refuse to accept and register, any assignment, transfer or sale pursuant to this paragraph (c) if such assignment, transfer or sale would result in a breach by the Partnership of any of the representations or warranties made by the Partnership in, or of any of the covenants or agreements to be performed by the Partnership pursuant to, of the Merger Agreement.

                  (d) Notice and Cure. Each of the General Partner and the undersigned will promptly notify the other in writing of, and contemporaneously will provide the other with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing Date, any event, transaction or circumstance, occurring after the date of this Agreement that causes or will cause any covenant or agreement of either such party under this Agreement to be breached or that renders or will render untrue any representation or warranty of either such party contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance.

                  (e) Fulfillment of Conditions. Each of the General Partner and the undersigned will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to the obligations of such party contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

         8. Partnership Agreement. The undersigned agrees to enter into the Partnership Agreement upon acceptance of this Subscription Agreement by the General Partner.

         9. Indemnification. The undersigned agrees to indemnify and hold harmless the Partnership, the General Partner, each other Limited Partner, or any officer, director or control person (within the meaning of Section 15 of the Act) of any such entity from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of the undersigned contained in any document furnished by the undersigned in connection with the offering and sale of the Interests, including, without limitation, this Agreement, or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

         10. Survival; Binding Effect. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and delivery of the Interests and payment therefor and, notwithstanding any investigation heretofore or hereafter made by the undersigned or on the undersigned's behalf, shall continue in full force and effect. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements in this Agreement by or on behalf of the Partnership, or by or on behalf of the undersigned, shall bind and inure to the benefit of the successors and assigns of such parties hereto.

         11. Termination. (a) This Agreement may be terminated, and the transactions contemplated hereby may be abandoned (i) at any time before the Closing, by mutual written agreement of the General Partner (following action by the Advisory Committee) and the undersigned or (ii) at any time before the Closing, by the General Partner or the undersigned, in the event that any order or law becomes effective restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or the Partnership, upon notification of the non-terminating party by the terminating party.

                  (b) This Agreement shall automatically terminate, with no further action being required on the part of either party hereto, upon any termination of the Merger Agreement in accordance with its terms.

                  (c) This Agreement may be terminated by the undersigned if any occurrence or circumstance results in a failure to satisfy the conditions in
Section 6(a)(iv), (v) or (vi) hereof.

                  (d) If this Agreement is validly terminated pursuant to this Section, this Agreement will forthwith become null and void, and there will be no liability or obligation on the part of the undersigned or the Partnership (or any of their respective partners, officers, directors, employees, agents or other representatives or affiliates). Notwithstanding the foregoing, no such termination shall affect the obligations of the undersigned pursuant to Section 1(b) or Section 9, which shall survive any such termination.

         12. Notices. All notices, statements, instructions or other documents required to be given hereunder shall be in writing and shall be given either personally, by overnight courier or by facsimile, addressed to the Partnership at its principal offices and to the other parties at their addresses or facsimile numbers reflected in the records of the Partnership. The undersigned, by written notice given to the Partnership in accordance with this Section 12 may change the address to which notices, statements, instructions or other documents are to be sent to the undersigned. All notices, statements, instructions and other documents hereunder that are mailed shall be deemed to have been given on the date of delivery. Whenever pursuant to this Agreement any notice is required to be given by the undersigned to any other Partner, the undersigned may request from the Partnership a list of addresses of all Partners of the Partnership, which list shall be promptly furnished to the undersigned.

         13. Complete Agreement; Counterparts. This Agreement constitutes the entire agreement and supersedes all other agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter hereof. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         14. Assignment. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto and any attempt to do so will be void, except that the undersigned may assign any or all of its rights, interests and obligations hereunder to a Permitted Transferee that agrees in writing to be bound by all of the terms, conditions and provisions contained herein, but no such assignment shall relieve the undersigned of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and shall be enforceable by the parties hereto and their respective successors and assigns.

         15. Amendment and Waiver. This Agreement may be amended or modified only by an instrument signed by the parties hereto. A waiver of any provision of this Agreement must be in writing, designated as such, and signed by the party against whom enforcement of that waiver is sought. The waiver by a party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent or other breach thereof.

         16.      Governing  Law.   This  Agreement  shall  be  governed by  and
construed and enforced in accordance with the laws of the State of New York.

      Signature Page for Corporate, Partnership or Trust Subscribers


                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
      Subscription Agreement on this 24th day of May, 1999.


Caravelle Investment Fund, L.L.C.                425 Lexington Avenue, 2nd Floor
----------------------------------------         -------------------------------
Name of Entity (Print)                           Mailing Address -- Street

By:  Caravelle Advisors, L.L.C.,                 New York      NY       10017
     -----------------------------------         -------------------------------
     as Investment Manager Attorney-in-Fact      City          State    Zip Code

By:  /s/ Nigel Ekern                             52-210-7241
     -----------------------------------         -------------------------------
               Signature                         Tax Identification Number

      Nigel Ekern
     -----------------------------------
               Name (Print)
      Executive Director
     -----------------------------------
               Title


      Total amount of Interest subscribed for: 24.375% Interest in the Partnership for $24,375,000 contributed, less the amount, if any, of Capital Contributions actually received by the Partnership from all subscribers which have agreed to subscribe for the Interests referred to above in accordance with the provisions of Section 7(c) of this Subscription Agreement.


      212-885-4525
      ----------------------------------
      Telecopy No.

      212-885-4505
      ----------------------------------
      Telephone No.

      Signature Page for Corporate, Partnership or Trust Subscribers


                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
      Subscription Agreement on this 24th day of May, 1999.


    CIBC WG Argosy Merchant Fund 2, L.L.C.     425 Lexington Avenue
    ------------------------------------       ---------------------------------
    Name of Entity (Print)                     Mailing Address -- Street

    By:  /s/ Jay Levine                        New York       NY        10017
    ------------------------------------       --------------------------------
             Signature                         City           State     Zip Code

    Jay Levine                                 13-3858644
    ------------------------------------       ---------------------------------
             Name (Print)                      Tax Identification Number

    Managing Director
    -----------------------------------
             Title


      Total amount of Interest subscribed for: 21.9375% Interest in the Partnership for $21,937,500 contributed, less the amount, if any, of Capital Contributions actually received by the Partnership from all subscribers which have agreed to subscribe for the Interests referred to above in accordance with the provisions of Section 7(c) of this Subscription Agreement.


      (212) 885-4998
      ---------------------------------
      Telecopy No.

      (212) 885-4400
      ---------------------------------
      Telephone No.

      Signature Page for Corporate, Partnership or Trust Subscribers


                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
      Subscription Agreement on this 24th day of May, 1999.


      Co-Investment Merchant Fund 3, LLC          425 Lexington Avenue
      -----------------------------------         ------------------------------
      Name of Entity (Print)                      Mailing Address -- Street

      By:  /s/ Jay Levine                         New York     NY       10017
           ------------------------------         ------------------------------
                   Signature                      City       State      Zip Code

      Jay Levine                                  52-2139015
      -----------------------------------         ------------------------------
                   Name (Print)                   Tax Identification Number

      Managing Director
      -----------------------------------
                   Title


      Total amount of Interest subscribed for: 2.4375% Interest in the Partnership for $2,437,500 contributed, less the amount, if any, of Capital Contributions actually received by the Partnership from all subscribers which have agreed to subscribe for the Interests referred to above in accordance with the provisions of Section 7(c) of this Subscription Agreement.


      (212) 885-4998
      -----------------------------------
      Telecopy No.

      (212) 885-4400
      -----------------------------------
      Telephone No.

      Signature Page for Corporate, Partnership or Trust Subscribers


                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
      Subscription Agreement on this 24th day of May, 1999.


      Continental Casualty Company                  CNA Plaza, 23-S
      ------------------------------------          ----------------------------
      Name of Entity (Print)                        Mailing Address -- Street

      By:  /s/ Marilou R. McGirr                    Chicago     IL      60685
           -------------------------------          ----------------------------
           Signature                                City        State   Zip Code

      Marilou R. McGirr                             36-2114545
      ------------------------------------          ----------------------------
           Name (Print)                             Tax Identification Number

      Vice President
      ------------------------------------
           Title


      Total amount of Interest subscribed for: 48.75% Interest in the Partnership for $48,750,000 contributed, less the amount, if any, of Capital Contributions actually received by the Partnership from all subscribers which have agreed to subscribe for the Interests referred to above in accordance with the provisions of Section 7(c) of this Subscription Agreement.


      (212) 521-8258
      ------------------------------------
      Telecopy No.

      (212) 521-2861
      ------------------------------------
      Telephone No.

      Signature Page for Corporate, Partnership or Trust Subscribers


                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
      Subscription Agreement on this 24th day of May, 1999.


      Laurel Hill Capital Partners, LLC           2 Robbins Lane, Suite 201
      -------------------------------------       ------------------------------
      Name of Entity (Print)                      Mailing Address -- Street

      By:  /s/ W. J. Catacosinos                  Jericho    NY      11753
           --------------------------------       ------------------------------
                   Signature                      City       State  Zip Code

      William J. Catacosinos                      11-3475372
      -------------------------------------       ------------------------------
                   Name (Print)                   Tax Identification Number

      Manager
      -------------------------------------
                   Title


      Total amount of Interest subscribed for: 2.4% Interest in the Partnership for $2,399,999 contributed, less the amount, if any, of Capital Contributions actually received by the Partnership from all subscribers which have agreed to subscribe for the Interests referred to above in accordance with the provisions of Section 7(c) of this Subscription Agreement.


      516-933-3108
      ------------------------------------
      Telecopy No.

      516-933-3100
      ------------------------------------
      Telephone No.

      SUBSCRIPTION ACCEPTED AS OF MAY 24, 1999

      SW Acquisition, L.P.

      By: SW I Acquisition GP, L.P.
           as General Partner

      By: SW II Acquisition, LLC
           as General Partner

                  By:      /s/ W. J. Catacosinos
                           ----------------------------
                           Name:   William J. Catacosinos
                           Title:  Manager